UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934
                                 ______________

      Date of Report (Date of earliest event reported): September 30, 2006

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                Initial Depositor
             (Exact name of Registrant as specified in its charter)

                            Telecom HOLDRS (SM) Trust
                      [Issuer with respect to the receipts]

               DELAWARE                                001-15651                             13-5674085
    (State or other jurisdiction of             Commission File Number                    (I.R.S. Employer
            incorporation)                                                               Identification No.)

                                 ______________

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)
                                 ______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

Alltel Corporation (NYSE: ticker "AT"), a component of the Telecom HOLDRS Trust, has spun off and simultaneously merged its wireless business into Valor Communications Group, Inc. As a result of the merger, Valor Communications Group, Inc. has changed its name to Windstream Corporation (NYSE: ticker "WIN"), which was added as an underlying security of the Telecom HOLDRS Trust. For the 2 shares of Alltel Corporation per 100 shares round lot of Telecom HOLDRS, The Bank of New York received 2.067852 shares of Windstream Corporation. Effective July 21, 2006, 2.067852 shares of Windstream Corporation are required for creations/cancellations of Telecom HOLDRS.

As a result of the share consolidation and spin-off of BCE Inc. (NYSE "BCE"), a constituent of the Telecom HOLDRS Trust, (New) BCE Inc. (NYSE "BCE") has replaced BCE Inc. as an underlying constituent of the Telecom HOLDRS Trust. For the 5 shares of BCE Inc. per 100 shares round lot of Telecom HOLDRS, The Bank of New York received 4.475 shares of (New) BCE Inc. and $10.640733 and distributed cash on July 25, 2006 at a rate of $0.10640733 per depository share. Effective July 14, 2006, 4.575 shares of (New) BCE Inc. are required for creations/cancellations of Telecom HOLDRS.

Item 9.01.   Financial Statements and Exhibits


             (c)   Exhibits

                   99.1 Telecom HOLDRS Trust Prospectus Supplement dated September 30, 2006 to Prospectus dated February 17, 2006.


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


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MERRILL LYNCH, PIERCE, FENNER &
                                            SMITH INCORPORATED


Date: November 13, 2006                   By:    /s/ Satyanarayan R. Chada
                                          Name:  Satyanarayan R. Chada
                                          Title: Managing Director

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

                                  EXHIBIT INDEX

Number and Description of Exhibit
---------------------------------

(99.1) Telecom HOLDRS Trust Prospectus Supplement dated September 30, 2006 to Prospectus dated February 17, 2006.


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